SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 23, 2003
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                         MFA MORTGAGE INVESTMENTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Maryland                      1-13991                  13-3974868
          --------                      -------                  ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)                 File No.)            Identification No.)


              350 Park Avenue, 21st Floor, New York, New York 10022
               (Address of Principal Executive Office) (Zip Code)



Registrant's Telephone Number, Including Area Code:  (212) 207-6400
                                                     ---------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press Release dated April 23, 2003 announcing results for the first quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

     The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On April 23, 2003, MFA Mortgage Investments, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2003 and held its earnings conference call. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MFA MORTGAGE INVESTMENTS, INC.


                                        By: /s/ Stewart Zimmerman
                                           -------------------------------------
                                           Stewart Zimmerman
                                           President and Chief Executive Officer

Date: April 28, 2003